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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-08007

                               LEVCO SERIES TRUST
               (Exact name of registrant as specified in charter)

              One Rockefeller Plaza, 25th Floor, New York, NY 10020
               (Address of principal executive offices) (Zip code)

                               Levco Series Trust
              ONE ROCKEFELLER PLAZA, 25TH FLOOR, NEW YORK, NY 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 332-8400

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2003

Item 1. REPORT TO SHAREHOLDERS


                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 2003



                         discipline



                                                         Levco Equity Value Fund
                                                (a series of LEVCO Series Trust)
                                               One Rockefeller Plaza, 19th Floor
                                                        New York, New York 10020



               allocation



                                   diversify

The information in the shareholder letter represents the personal opinions of the individual portfolio manager(s) and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the views of the portfolio manager(s) are as of June 30, 2003, and are subject to change.

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

Dear Shareholder:

After three straight years of reporting to you about the stock market's misery, it is with pleasure that we address the six-month period ended June 30, 2003. After a negative start in the first three months of the year, the second quarter brought the stock market its best performance since the fourth quarter of 1998. Of the 500 companies included in the Standard & Poor's (S&P) 500 Index*, 470 advanced, with all sectors participating positively. At the time of this writing, it appears that much of the deep erosion in the trust and confidence among U.S. investors that prevailed throughout 2002 has started to lift. We are pleased to report to you that the Levco Equity Value Fund gained 11.41% for the six months ended June 30, 2003. This performance corresponds well with the advance of the broader stock market, which rose 11.75% as measured by the S&P 500 Index. While the Fund is not managed to track the returns of the Russell 1000 Value Index**, we use it as a benchmark that is reflective of its value investment style. For the six-month period, the Russell 1000 Value Index was up 11.57%. We hope the following will shed light on the Fund's recent performance, and give you insight into our management strategy.

MARKET & ECONOMIC REVIEW

The first half of 2003 was characterized by noteworthy events, in both the financial markets and the global geopolitical environment. The pending conflict in Iraq (and the spirited global discourse on the underlying rationale for the American-led war) cast a dark shadow on the rocky first quarter. The uncertainty over the war in Iraq put considerable pressure on bond yields and increased volatility and weakness in equity markets. The onset of fighting and the relatively swift conclusion of the war in April restored in the public a sense of relief and calm--even though the eventual outcome and cost of the post-war occupation may be years in the making. In the second quarter, all major market indices rebounded sharply, taking many by surprise. The large-cap S&P 500 Index had its best quarter since the fourth quarter of 1998 (gaining 15.39%); the tech-heavy Nasdaq Composite Index+ (up 21.11%) and the small-cap Russell 2000 Index++ (up 23.42%) enjoyed their best quarters since the fourth quarter of 2001. Although technology companies (including some of the most downtrodden companies of the recent bear market) were the leaders of this advance, all industries posted gains. The opening months of the rally blurred much of the distinction between VALUE and GROWTH investment styles, but it did seem to be especially kind to growth-oriented companies, as evidenced by the Nasdaq's strong year-to-date showing (21.81%). In any case, the rally did not appear to be supported by a broad improvement in economic fundamentals and, because of this, we hope that investors' perceptions are not too far in advance of reality.

At the end of the first half, improved investor confidence had been spurred by many elements, most notably: the stock market rally, lower interest rates, improved tax treatment of dividends, the government's strong commitment to economic expansion, the improved outlook for U.S. exports on the back of the declining U.S. dollar, and the generally positive perception of the military success in Iraq. Nevertheless, the most important domestic question continued to be the timing and nature of a recovery in our economy. The U.S. economy grew by 1.4% in real terms during the first quarter, and it is estimated that growth for the second quarter will come in at just above a tepid 1%. While growth in the U.S. is expected to rebound in the second half, most economic fundamentals have remained relatively weak.

The national unemployment rate ended the half on a high of 6.4%. Both the U.S. current account deficit and the U.S. Federal budget deficit continued to widen during the first half of 2003. Among U.S. companies, a number of crosscurrents posed fundamental challenges to corporate profitability. Many companies continued to face margin pressure and have had difficulty raising prices to offset increases in raw materials costs; labor costs have been controlled, however, as unemployment has remained high. Overcapacity remained an issue in many sectors, but strategic mergers and consolidation could help correct imbalances between

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

capacity and demand. The government has been aggressive in its efforts to spur economic activity. On June 25, the Federal Reserve cut its target federal funds rate by 25 basis points (0.25%) to 1.00%, representing its lowest level since 1958. These historically low rates have extended the mortgage-refinancing boom, which has helped sustain consumer spending through the economic downturn. Low interest rates have also given some companies the opportunity to strengthen their balance sheets and others to support balance sheets that are in some cases still highly leveraged. To date, however, these historically low interest rates have yet to produce an upturn in business activity.

We believe (barring a major, unforeseen event) that both the bull market of the 1980s and 1990s and the bear market of the past three years are over. Our view is that the current environment presents considerable opportunities for well-informed investors. In some respects, we consider this period to be similar to the 1970s, when skilled investors made significant amounts of money while the markets as a whole were stagnant. Equities have experienced similar, non-directional environments many times in the past, and these have been periods that favored skilled stock pickers rather than a particular investment style. This view has been widely discussed in recent periods and recognized by many thoughtful investors.

FUND REVIEW

In the first half, we managed the Fund's portfolio to provide considerable potential for capital appreciation, while at the same time controlling risk and volatility. We accomplished this by adding holdings and reducing the Fund's exposure to those individual companies whose success hinged on the outcome of a specific industry event or the climate in a specific geographical region. Late in the first quarter, we took advantage of a value compression that provided us with an opportunity to add a number of companies whose valuations had become very attractive. Over the period, we also reduced the Fund's cash position (from 11.0% at year end 2002 to 4.7% at June 30, 2003). The market's second-quarter rally may have made it challenging to find value. However, we believe that there was ample opportunity to find solid companies that may have experienced temporary problems, while avoiding genuinely damaged companies.

From December 31, 2002, to June 30, 2003, we increased the number of the Fund's common stock holdings from 53 to 72 names, selling completely out of six holdings and adding 25 new companies. At the same time, the Fund's overall industry sector allocations were not substantially altered by these new additions. For example, the Fund's largest sector allocation was in financial services both at year end and at June 30, 2003 (21.1% versus 24.8%). The most notable of the new additions included Pfizer, Bank of America, Microsoft, Lockheed Martin, Procter & Gamble, and Northrop Grumman (ordered by size in terms of Fund net assets). We purchased Pfizer (the Fund's largest holding as of June 30, 2003) in the first quarter after selling the Fund's position in Pharmacia, which was officially acquired by Pfizer on April 16. This deal solidifies Pfizer's position as the leading U.S. pharmaceutical company and, in our estimation, has increased Pfizer's upside potential, while exposing it to very little downside risk. We also added Bank of America in the first quarter, which was trading at attractive multiples relative to comparable financial companies. The company has an attractive dividend yield of 3.8%, and its diversified revenue stream, including a strong mix of fee-based income, has the potential to support a higher valuation once activity in the capital markets increases and the commercial credit cycle improves. In the second quarter, we added Microsoft. Although Microsoft's shares lagged in the recent rally, it may benefit from sales of infrastructure investments, one of the few areas of information technology spending that continued through the downturn. Lockheed Martin, added in the first quarter, is the number-one defense contractor in the U.S., and we believe it has some of the best earnings visibility in its sector. Lockheed is a high-quality company with a superior management team that has historically tended to under-promise while over-delivering. Finally, Northrop Grumman, a second-quarter Fund purchase, is one of the country's most diverse

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

defense companies, with a solid balance sheet, and good prospects for growth. While we added several new names to the Fund's portfolio, we also increased the size of several of the Fund's prior holdings. Among the Fund's largest 20 holdings as of June 30, 2003, we added to seven companies in the first half, including Citigroup, Bank of New York, Exxon Mobil, DuPont, John Hancock Financial, Verizon Communications, and Sara Lee. [THE FOLLOWING REPRESENTS THE PERCENTAGE OF THE FUND'S TOTAL NET ASSETS ALLOCATED TO THE ABOVE MENTIONED HOLDINGS AS OF JUNE 30, 2003: PFIZER, 3.6%; BANK OF AMERICA, 2.5%; MICROSOFT, 2.2%; LOCKHEED MARTIN, 1.9%; PROCTER & GAMBLE, 1.5%; NORTHROP GRUMMAN, 1.5%; CITIGROUP, 2.8%; BANK OF NEW YORK, 2.7%; EXXON MOBIL, 2.4%; E. I. DUPONT DE NEMOURS, 2.0%; JOHN HANCOCK FINANCIAL, 1.9%; VERIZON COMMUNICATIONS, 1.9%; AND SARA LEE, 1.8%.]

We are pleased to report that many of the Fund's holdings contributed to its positive performance in the first half--especially the second quarter. In the difficult first quarter, we took profits in strong-performing AON. The company reported record earnings for the fourth quarter and showed positive results in the property and casualty area. Burlington Resources benefited from rising oil prices, and Williams Cos. settled its lawsuit with the State of California. Pfizer enjoyed increased confidence pending its acquisition of Pharmacia, and CIGNA's fourth quarter results exceeded expectations. The biggest contributors to positive performance in the second quarter included CIT Group, Bank of New York, McDonald's, Tyco International and Williams Cos. CIT Group announced a profit in April, and continued to distance itself from its former parent company. Bank of New York saw trading activity increase, and benefited from the low interest rates that have helped the financial services sector in general. McDonald's new management implemented a strategy of simplifying the menu with healthier fare and increased spending on existing stores. Tyco was removed from credit watch in May, and management made efforts to increase investor confidence by continuing to clean up the firm's financial statements. Finally, Williams Cos. settlement in the California FERC litigation resolved much of its liquidity issues. On a side note, the theme of reducing the Fund's portfolio to geographic and industry-specific risk is represented well by the three merchant utility companies, El Paso, Reliant Resources and Williams Cos., which have been greatly affected by the energy climate in California. Reliant was sold from your Fund's portfolio, and Williams Cos. and El Paso were substantially reduced. [THE FOLLOWING REPRESENTS THE PERCENTAGE OF THE FUND'S TOTAL NET ASSETS ALLOCATED TO THE ABOVE MENTIONED HOLDINGS AS OF JUNE 30, 2003: AON, 1.9%; BURLINGTON RESOURCES, 0.7%; WILLIAMS COS., 0.9%; EL PASO, 0.6%; CIGNA, 1.3%; CIT GROUP, 1.5%; BANK OF NEW YORK, 2.7%; MCDONALD'S, 1.6%; AND TYCO INTERNATIONAL, 1.7%.]

While the overall picture is certainly positive, the Fund did experience some disappointments, mostly in the first quarter. We substantially reduced the Fund's exposure to UNUMProvident, which remained under pressure due to its lowered credit rating and restatement of earnings for the last three years. We trimmed the Fund's holding in Accenture after first quarter layoffs signaled continued weakness in its consulting business. Bristol-Myers Squibb struggled after restating its earnings back to 1997 and warning investors about patent expirations that may impact forecasted earnings growth. CIT announced that its business may not pickup as quickly as expected. The troubled airline industry may also have stressed the stock, as CIT provides a significant amount of financing to this industry. [THE FOLLOWING REPRESENTS THE PERCENTAGE OF THE FUND'S TOTAL NET ASSETS ALLOCATED TO THE ABOVE MENTIONED HOLDINGS AS OF JUNE 30, 2003: UNUMPROVIDENT, 1.0%; ACCENTURE, 1.8%; BRISTOL-MYERS SQUIBB, 1.5%; CIT GROUP, 1.5%]

As always, we have continued to attempt to identify securities of strong U.S. companies that are currently undervalued in relation to their intrinsic worth and that hold the promise of rebounding through identifiable catalysts. A fundamental, research-intensive, bottom-up stock selection process continues to drive our choices. We also continue to pursue companies that may have complex elements and that we believe offer excellent value over the long term.

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

We thank you for your investment in the Levco Equity Value Fund, and we look forward to continuing to work with you in the future.


/s/ JOHN A. LEVIN             /s/ PHILIP W. FRIEDMAN

JOHN A. LEVIN                 PHILIP W. FRIEDMAN
CHAIRMAN AND                  SENIOR PORTFOLIO MANAGER
CHIEF EXECUTIVE OFFICER       JOHN A. LEVIN & CO., INC.
JOHN A. LEVIN & CO., INC.



/s/ JOHN (JACK) W. MURPHY

JOHN (JACK) W. MURPHY
SENIOR PORTFOLIO MANAGER
JOHN A. LEVIN & CO., INC

July 25, 2003


All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

*The Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

**The Russell 1000 Value Index measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forcasted growth values.

+The Nasdaq Composite Index is a broad-based capitalization weighted index of all Nasdaq national market and small-cap stocks.

++The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

                                SECTOR WEIGHTINGS
                        AS OF JUNE 30, 2003* (UNAUDITED)

          [Table below represents a pie chart in the original report.]

                     Financial Services                24.8%
                     Technology                        11.9%
                     Consumer Discretionary            10.8%
                     Producer Durables                  7.2%
                     Utilities                          7.1%
                     Consumer Staples                   6.9%
                     Materials & Processing             6.2%
                     Healthcare                         6.1%
                     Other                              5.9%
                     Integrated Oil                     4.5%
                     Short-Term Investments             4.0%
                     Other Energy                       2.2%
                     Auto & Transportation              1.7%
                     Other Assets Less Liabilities      0.7%



----------
*Portfolio is subject to change.

                             LEVCO EQUITY VALUE FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2003*
--------------------------------------------------------------------------------

PFIZER, INC.
(3.6%)
Pfizer is a research-based, global pharmaceutical company that discovers, develops, manufactures, and markets medicines for humans and animals. The company's products include prescription pharmaceuticals, non-prescription self-medications, and animal health products such as anti-infective medicines and vaccines.

CITIGROUP, INC.
(2.8%)
Citigroup is a diversified financial services holding company that provides a broad range of financial services to consumer and corporate customers around the world. The company's services include investment banking, retail brokerage, corporate banking, and cash management products and services.

BANK OF NEW YORK COMPANY, INC.
(2.7%)
The Bank of New York, through its subsidiaries, provides a complete range of financial and securities services to financial institutions, corporations and individuals worldwide. The Bank's services include securities servicing, global payment services, corporate banking, private and retail banking, asset management and financial market services.

BANK OF AMERICA CORP.
(2.5%)
Bank of America is a bank holding company and a financial holding company. The Bank provides a diversified range of banking and non-banking financial services and products both domestically and internationally. The company provides consumer and commercial banking, asset management, global corporate and investment banking, and equity investments.

EXXON MOBIL CORP.
(2.4%)
Exxon Mobil operates petroleum and petrochemicals businesses on a worldwide basis. The company's operations include exploration and production of oil and gas, electric power generation, and coal and minerals operations. Exxon Mobil also manufactures and markets fuels, lubricants, and chemicals.

GENERAL ELECTRIC CO.
(2.2%)
General Electric develops, manufactures, and markets products for the generation, distribution, and utilization of electricity. Through General Electric Capital Services, Inc., the company offers a variety of financial services including mutual fund management, financing, asset management, and insurance; it also owns the National Broadcasting Company (NBC).

MICROSOFT CORP.
(2.2%)
Microsoft develops, manufactures, licenses, sells, and supports software products. The company offers operating system software, server application software, business and consumer applications software, software development tools, and Internet and intranet software. Microsoft also develops the MSN network of Internet products and services.

BELLSOUTH CORP.
(2.0%)
BellSouth, through its wholly-owned subsidiaries, provides telecommunications services, systems, and products. The company conducts operations in the U.S. and other countries, providing residential, business, and wholesale customers with integrated voice, video and data services.

E. I. DUPONT DE NEMOURS AND CO.
(2.0%)
E. I. DuPont de Nemours is a global chemical and life sciences company, with businesses in high-performance materials, specialty chemicals, pharmaceuticals, and biotechnology. The company sells its products to the transportation, textile, construction, automotive, agricultural, hybrid seeds, nutrition and health, pharmaceuticals, packaging and electronics markets.

HOME DEPOT, INC.
(2.0%)
Home Depot, which operates in North and South America, sells building materials and home improvement products. Its stores sell plumbing, heating and electrical supplies, lumber, floor and wall coverings, hardware, tools, paint and lawn and garden products.

----------
*Portfolio is subject to change

                             LEVCO EQUITY VALUE FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        VALUE
NO. OF SHARES          SECURITIES (a)                                  (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS: 95.3%
AUTO & TRANSPORTATION: 1.7%
   11,500       CSX Corp.                                            $   346,035
                                                                     -----------
CONSUMER DISCRETIONARY: 10.8%
   11,700       General Motors Corp. (Class H) 149,877
   12,000       Home Depot, Inc.                                         397,440
    4,000       Kimberly-Clark Corp.                                     208,560
    3,300       Kraft Foods, Inc. (Class A)                              107,415
   22,200       Liberty Media Corp. (Class A)                            256,632
    5,400       Limited Brands                                            83,700
   14,500       McDonalds Corp.                                          319,870
    6,000       News Corp. Ltd. (ADR)                                    150,300
    7,300       Tribune Co.                                              352,590
    7,500       Walt Disney Co.                                          148,125
                                                                     -----------
                                                                       2,174,509
                                                                     -----------
CONSUMER STAPLES: 6.9%
    5,100       Anheuser-Busch Co. Ltd.                                  260,355
    8,400       H.J. Heinz Co.                                           277,032
    3,600       PepsiCo, Inc.                                            160,200
    3,500       Procter & Gamble Co.                                     312,130
   19,800       Sara Lee Corp.                                           372,438
                                                                     -----------
                                                                       1,382,155
                                                                     -----------
FINANCIAL SERVICES: 24.8%
    3,300       American International Group, Inc.                       182,094
   16,300       AON Corp.                                                392,504
    6,400       Bank of America Corp.                                    505,792
   18,900       Bank of New York Company, Inc.                           543,375
    5,700       CIGNA Corp.                                              267,558
   12,000       CIT Group, Inc.                                          295,800
   13,300       Citigroup, Inc.                                          569,240
    4,300       First Data Corp.                                         178,192
   10,300       FleetBoston Financial Corp.                              306,013
    4,100       JP Morgan Chase & Co.                                    140,138
   12,400       John Hancock Financial
                  Services, Inc.                                         381,052
    5,900       PNC Financial Corp.                                      287,979
    7,500       Sungard Data Systems, Inc.                               194,325
   13,637       U.S. Bancorp                                             334,107
   15,200       UNUMProvident Corp.                                      203,832
    2,800       XL Capital Ltd. (Class A)                                232,400
                                                                     -----------
                                                                       5,014,401
                                                                     -----------
HEALTHCARE: 6.1%
   11,400       Bristol-Myers Squibb Co.                                 309,510
    1,500       Eli Lilly & Co.                                          103,455
    3,200       HCA, Inc.                                                102,528
   21,000       Pfizer, Inc.                                             717,150
                                                                     -----------
                                                                       1,232,643
                                                                     -----------
INTEGRATED OIL: 4.5%
    2,000       ChevronTexaco Corp.                                      144,400
   13,500       Exxon Mobil Corp.                                        484,785
    9,900       Unocal Corp.                                             284,031
                                                                     -----------
                                                                         913,216
                                                                     -----------
MATERIALS & PROCESSING: 6.2%
    9,600       Alcan, Inc.                                              300,384
   17,500       Archer-Daniels-Midland Co.                               225,225
    7,300       Dow Chemical Co.                                         226,008
    9,600       E.I. DuPont de Nemours
                  and Co.                                                399,744
    4,749       Monsanto Co.                                             102,768
                                                                     -----------
                                                                       1,254,129
                                                                     -----------
OTHER: 5.9%
   15,500       General Electric Co.                                     444,540
    6,300       Honeywell International, Inc.                            169,155
    5,900       Textron, Inc.                                            230,218
   18,600       Tyco International Ltd.                                  353,028
                                                                     -----------
                                                                       1,196,941
                                                                     -----------
OTHER ENERGY: 2.2%
    2,700       Burlington Resources, Inc.                               145,989
   16,200       El Paso Corp.                                            130,896
   22,100       Williams Cos, Inc.                                       174,590
                                                                     -----------
                                                                         451,475
                                                                     -----------
PRODUCER DURABLES: 7.2%
    2,600       Cooper Industries, Ltd. (Class A)                        107,380
    4,800       Deere & Co.                                              219,360
    3,700       Ingersoll-Rand Co. (Class A)                             175,084
    8,100       Lockheed Martin Corp.                                    385,317
    3,600       Northrop Grumman Corp.                                   310,644
   12,200       Thermo Electron Corp.                                    256,444
                                                                     -----------
                                                                       1,454,229
                                                                     -----------



                        See Notes to Financial Statements

                             LEVCO EQUITY VALUE FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                      JUNE 30, 2003 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                        VALUE
NO. OF SHARES          SECURITIES (a)                                  (NOTE 1)
--------------------------------------------------------------------------------
TECHNOLOGY: 11.9%
     20,400      Accenture Ltd. (Class A)                            $   369,036
     10,300      Hewlett-Packard Co.                                     219,390
      2,900      International Business
                 Machines Corp.                                          239,250
     18,032      Koninklijke (Royal) Philips
                 Electronics N.V. (ADR)                                  344,592
     17,000      Microsoft Corp.                                         435,370
     11,900      Motorola, Inc.                                          112,217
     24,100      Oracle Corp.                                            289,682
      9,500      Raytheon Co.                                            311,980
      5,000      Texas Instruments, Inc.                                  88,000
                                                                     -----------
                                                                       2,409,517
                                                                     -----------
UTILITIES: 7.1%
     15,200      BellSouth Corp.                                         404,776
      4,100      Comcast Corp. (Class A)                                 118,202
      7,700      Constellation Energy
                 Group, Inc.                                             264,110
      2,400      FPL Group, Inc.                                         160,440
      3,900      SBC Communications, Inc.                                 99,645
      9,600      Verizon Communications, Inc.                            378,720
                                                                     -----------
                                                                       1,425,893
                                                                     -----------
TOTAL COMMON STOCKS: 95.3%
(Cost: $18,593,134)                                                  $19,255,143
                                                                     -----------
SHORT-TERM INVESTMENTS: 4.0%
(Cost: $799,935) SSGA Money Market Fund                                  799,935
                                                                     -----------
TOTAL INVESTMENTS: 99.3%
(Cost: $19,393,069)                                                   20,055,078
OTHER ASSETS LESS LIABILITIES: 0.7%                                      145,696
                                                                     -----------
TOTAL NET ASSETS: 100%                                               $20,200,774
                                                                     ===========

----------
(a) Unless otherwise indicated, securities owned are shares of common stock.

Glossary:
ADR -- American Depositary Receipt



                        See Notes to Financial Statements

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003 (UNAUDITED)

ASSETS:
Investments, at value (cost $19,393,069) (Note 1) .............    $ 20,055,078
Receivables:
   Securities sold ............................................         281,899
   Due from adviser ...........................................          49,020
   Dividends and interest .....................................          29,456
   Prepaid expenses ...........................................          20,872
                                                                   ------------
Total assets ..................................................      20,436,325
                                                                   ------------

LIABILITIES:
Payables:
   Securities purchased .......................................         186,206
   Due to administrator .......................................           4,600
   Capital shares redeemed ....................................           2,923
   Accounts payable ...........................................          41,822
                                                                   ------------
   Total liabilities ..........................................         235,551
                                                                   ------------

Net assets ....................................................    $ 20,200,774
                                                                   ------------

Shares outstanding ............................................       2,322,992
                                                                   ------------

Net asset value, redemption and offering price per share ......    $       8.70
                                                                   ============

Net assets consist of:
Aggregate paid in capital .....................................    $ 24,187,259
Undistributed net investment income ...........................          80,448
Accumulated realized loss .....................................      (4,728,942)
Unrealized appreciation of investments ........................         662,009
                                                                   ------------
                                                                   $ 20,200,774
                                                                   ============





                        See Notes to Financial Statements

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

INCOME (NOTE 1):
Dividends ............................................              $   181,787
Interest .............................................                    7,616
                                                                    -----------
Total income .........................................                  189,403

EXPENSES:
Advisory fee (Note 2) ................................ $    78,160
Administration (Note 2) ..............................      27,598
Professional .........................................      60,612
Trustees' fees and expenses ..........................      22,315
Shareholder reports ..................................      13,460
Transfer agency ......................................      12,882
Custodian ............................................       7,123
Other ................................................       2,896
                                                       -----------
Total expenses .......................................     225,046
Expenses assumed by the adviser (Note 2) .............    (127,179)
                                                       -----------
Net expenses .........................................                   97,867
                                                                    -----------
Net investment income ................................                   91,536
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized loss from security transactions .............               (3,274,971)
Change in unrealized depreciation of investments .....                5,244,736
                                                                    -----------
Net gain on investments ..............................                1,969,765
                                                                    -----------

Net Increase in Net Assets Resulting from Operations                $ 2,061,301
                                                                    ===========





                        See Notes to Financial Statements

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   SIX MONTHS
                                                                      ENDED        YEARS ENDED
                                                                  JUNE 30, 2003   DECEMBER 31,
                                                                   (UNAUDITED)        2002
                                                                  -------------   ------------
DECREASE IN NET ASSETS:

OPERATIONS:
Net investment income .........................................   $     91,536    $    148,945
Realized loss from security transactions ......................     (3,274,971)     (1,344,552)
Net unrealized appreciation (depreciation) of investments .....      5,244,736      (5,626,934)
                                                                  ------------    ------------
Increase (decrease) in net assets resulting from operations ...      2,061,301      (6,822,541)
                                                                  ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .........................................       (161,642)        (23,391)
Net realized gains ............................................        (69,275)             --
                                                                  ------------    ------------
   Total dividends and distributions ..........................       (230,917)        (23,391)
                                                                  ------------    ------------

CAPITAL SHARE TRANSACTIONS*:
Proceeds from sales of shares .................................        126,204       1,178,308
Reinvestment of dividends and distributions ...................        230,917          23,391
Cost of shares reacquired .....................................       (264,639)       (339,558)
                                                                  ------------    ------------

Net increase in net assets from capital share transactions ....         92,482         862,141
                                                                  ------------    ------------
CAPITAL CONTRIBUTIONS FROM ADVISER (NOTE 1) ...................             --          35,000
                                                                  ------------    ------------

Total increase (decrease) in net assets .......................      1,922,866      (5,948,791)

NET ASSETS:
Beginning of period ...........................................     18,277,908      24,226,699
                                                                  ------------    ------------

End of period (including undistributed net investment income of
  $80,448 and $150,554, respectively) .........................   $ 20,200,774    $ 18,277,908
                                                                  ============    ============

*SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED (UNLIMITED
NUMBER OF $0.001 PAR VALUE SHARES AUTHORIZED)
Shares sold ...................................................         15,501         149,122
Reinvestment of dividends and distributions ...................         29,834           2,102
Shares reacquired .............................................        (32,193)        (38,649)
                                                                  ------------    ------------

Net increase ..................................................         13,142         112,575
                                                                  ============    ============





                        See Notes to Financial Statements

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                              SIX MONTHS
                                                 ENDED
                                               JUNE 30,                         YEAR ENDED DECEMBER 31,
                                                 2003          ----------------------------------------------------------
                                              (UNAUDITED)       2002           2001         2000       1999        1998
                                              ------------     -------        -------     -------     -------     -------

Net Asset Value, Beginning of Period ........   $  7.91        $ 11.03        $ 12.22     $ 11.65     $ 11.18     $ 10.01
                                                -------        -------        -------     -------     -------     -------
Income From Investment Operations:
Net Investment Income .......................      0.04           0.07           0.09        0.10        0.08        0.09
Net Realized and Unrealized Gain (Loss)
   on Investments ...........................      0.85          (3.19)         (0.74)       1.76        1.67        1.50
                                                -------        -------        -------     -------     -------     -------
Total from Investment Operations ............      0.89          (3.12)         (0.65)       1.86        1.75        1.59
                                                -------        -------        -------     -------     -------     -------
Less Dividends and Distributions:
Dividends from Net Investment Income ........     (0.07)         (0.01)         (0.09)      (0.10)      (0.08)      (0.09)
Distributions from Realized Capital Gains ...     (0.03)            --          (0.45)      (1.18)      (1.20)      (0.33)
In excess of Net Realized Gains .............        --             --             --       (0.01)         --          --
                                                -------        -------        -------     -------     -------     -------
Total Dividends and Distributions ...........     (0.10)         (0.01)         (0.54)      (1.29)      (1.28)      (0.42)
                                                -------        -------        -------     -------     -------     -------
Capital Contribution ........................        --           0.01(c)          --          --          --          --
                                                -------        -------        -------     -------     -------     -------
Net Asset Value, End of Period ..............   $  8.70        $  7.91        $ 11.03     $ 12.22     $ 11.65     $ 11.18
                                                =======        =======        =======     =======     =======     =======
Total Return (a) ............................     11.41%        (28.22)%        (5.30)%     15.99%      15.73%      15.98%

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000's) ...........   $20,201        $18,278        $24,227     $33,380     $24,088     $16,349
Ratio of Gross Expenses to Average Net Assets      2.45%(d)       1.83%(c)       1.53%       1.37%       1.71%       2.04%
Ratio of Net Expenses to Average Net Assets .      1.06%(d)       1.27%(c)       1.10%       1.10%       1.10%       1.10%
Ratio of Net Investment Income to
   Average Net Assets .......................      1.00%(d)       0.73%(b)(c)    0.73%       0.78%       0.70%       0.89%
Portfolio Turnover Rate .....................        43%            50%            44%         64%         62%         89%

----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period.
(b) Ratio would have been 0.17% had the Adviser not waived expenses.
(c) As explained in Note 1 to the financial statements the Adviser contributed capital to the Fund for estimated income tax expenses incurred by the Fund. The expense ratios and net investment income ratio were increased by 0.17% and decreased by 0.17%, respectively. As a result of the Adviser's capital contribution, there was no impact to the Fund's net assets or total return for 2002. The amount by which the net expense ratio of 1.27% exceeds the expense limitation of 1.10% relates to the estimated income tax expense which has been absorbed by the Adviser through a capital contribution.
(d) Annualized.




                        See Notes to Financial Statements

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--The Levco Equity Value Fund (the "Fund"), is a no-load series of the LEVCO Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Delaware business trust on January 2, 1997. The Fund commenced operations on August 4, 1997. The following is a summary of significant accounting policies consistently followed by Fund, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund did not distribute 100% of its long-term capital gains for the year ended December 31, 2001 and therefore has recorded an estimated income tax provision of $35,000 for 2002. The Adviser has agreed to reimburse the Fund for this amount, which is shown as a capital contribution in the Statement of Changes in Net Assets.

C. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, reclassifications are made to the appropriate equity account in the period the difference arises.

On the Statement of Assets and Liabilities the following reclassifications were made for permanent tax differences:

Aggregate paid in capital                     $41,061
Accumulated realized loss                     (66,061)
Accumulated net investment income              25,000

The tax character of distributions paid during 2002 and 2001 was as follows:

                                 2002          2001
                                -------    ----------
From ordinary income            $23,391    $  344,484
From long-term capital gains         --       779,917
                                -------    ----------
                                $23,391    $1,124,401
                                =======    ==========

Differences between book and tax basis distributions are due to short-term capital gain distributions being treated as ordinary income distributions for tax purposes.

The portion of ordinary income dividends (including net short-term capital gain dividends) attributed to the year ended December 31, 2002 that qualifies for the dividends received deduction for corporate shareholders in accordance with the Internal Revenue Code is 100%.

As of December 31, 2002, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income             $    77,628
Unrealized appreciation                       662,009
                                          -----------
    Total accumulated income              $(5,816,869)
                                          ===========

Differences between book and tax basis components of accumulated deficit are primarily due to the deferral of losses on wash sales.

As of December 31, 2002, the Fund had capital loss carryovers of $825,396 expiring in 2010. In addition, the Fund incurred losses of $277,730 from November 1, 2002 to December 31, 2002. As permitted by tax regulations, the Fund intends to elect to defer and treat these losses as arising on the first day of the fiscal year ending December 31, 2003.

D. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

NOTE 2--AGREEMENTS AND AFFILIATES--John A. Levin & Co., (the "Adviser") earns fees for investment management and advisory services provided to the Fund. This fee is based on an annual rate of 0.85% of the Fund's average daily net assets. The Adviser agreed to assume expenses exceeding 1.10% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses for the six months ended June 30, 2003. For the six months ended June 30, 2003 the Adviser assumed expenses in the amount of $127,179. Certain officers and trustees of the Trust are officers of the Adviser.

Van Eck Associates Corp. (the "Administrator") performs certain accounting and administrative services for the Trust. In accordance with an accounting and administration agreement, the Administrator earns a fee of $12,500 per year per Fund. The Fund also reimburses the Administrator for all accounting charges.

NOTE 3--INVESTMENTS--Purchases and sales of securities other than short-term obligations aggregated $8,472,562 and $7,447,583, respectively, for the six months ended June 30, 2003. For federal income tax purposes, the identified cost of investments owned at June 30,2003 was $19,393,069. As of June 30, 2003, net unrealized appreciation for federal income tax purposes aggregated $1,843,855 of which $662,008 related to appreciated securities and $1,181,847 related to depreciated securities.

[VAN ECK GLOBAL LOGO]

Investment Adviser:    John A. Levin &Co., Inc.
      Distributor:     LEVCO Securities, Inc.                             [LOGO]
                       One Rockefeller Plaza, New York, NY 10020
     Administrator     Van Eck Associates Corp.
                       99 Park Avenue, New York, NY 10016

This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing. Additional information about the Fund's Board of Trustees/Officers is provided in the "Statement of Additional Information" that is available by calling 1-800-826-2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS.

Not applicable at this time, pursuant to SEC Release 34-47262; IC-25914.


Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time, pursuant to SEC Release 34-47262; IC-25914.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time, pursuant to SEC Release 34-47262; IC-25914.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time, pursuant to SEC Release 34-47262; IC-25914.

Item 6. [RESERVED]

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

NOT APPLICABLE TO THIS REGISTRANT.

Item 8. [RESERVED]

Item 9. CONTROLS AND PROCEDURES.

(a)    The Chairman and President and the Chief Financial Officer and
       Treasurer have concluded that the Levco Series Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company
       Act) provide reasonable assurances that material information relating to the Levco Series Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation.

Item 10. EXHIBITS.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) LEVCO SERIES TRUST

By (Signature and Title) /s/ Glenn A. Aigen, CFO and Treasurer
                         --------------------------------------
Date  9/8/03
     --------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ John A. Levin, Chairman and President
                        -------------------------------------------
Date  9/8/03
     --------

By (Signature and Title)  /s/ Glenn A. Aigen, CFO and Treasurer
                        ----------------------------------------

Date  9/8/03
     --------